EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR EARTHSTONE ENERGY, INC.

Earthstone Energy, Inc., a Delaware corporation (“Earthstone” or the “Company”), Earthstone Energy Holdings, LLC, a Delaware limited liability company (“EEH”), Lynden USA Inc., a Utah corporation (“Lynden”), Lynden USA Operating, LLC, a Texas limited liability company (“Lynden Sub”), Bold Energy Holdings, LLC, a Texas limited liability company (“Bold Holdings”), and Bold Energy III LLC, a Texas limited liability company (“Bold”), entered into a contribution agreement dated as of November 7, 2016 and as amended on March 21, 2017 (the “Contribution Agreement”). The purpose of the Contribution Agreement was to provide for, among other things described below, the business combination between EEH and Bold, which owns significant developed and undeveloped oil and natural gas properties in the Midland Basin of Texas (the “Transaction”).

The Transaction was structured in a manner commonly known as an “Up-C.” Under this structure and the Contribution Agreement, (i) Earthstone recapitalized its common stock into two classes – Class A common stock, $0.001 par value per share (the “Class A Common Stock”), and Class B common stock, $0.001 par value per share (the “Class B Common Stock”), and all of Earthstone’s existing outstanding common stock, $0.001 par value per share (the “Common Stock”), was recapitalized on a one-for-one basis for Class A Common Stock (the “Recapitalization”); (ii) Earthstone transferred all of its membership interests in Earthstone Operating, LLC, Sabine River Energy, LLC, EF Non-Op, LLC and Earthstone Legacy Properties, LLC (formerly Earthstone GP, LLC) and $36,071 in cash from the sale of Class B Common Stock to Bold Holdings (collectively, the “Earthstone Assets”) to EEH, in exchange for 16,791,296 membership units of EEH (the “EEH Units”); (iii) Lynden transferred all of its membership interests in Lynden Sub to EEH in exchange for 5,865,328 EEH Units; (iv) Bold Holdings transferred all of its membership interests in Bold to EEH in exchange for 36,070,828 EEH Units and purchased 36,070,828 shares of Class B Common Stock issued by Earthstone for $36,071; and (v) Earthstone granted an aggregate of 150,000 fully vested shares of Class A Common Stock under Earthstone’s 2014 Long-Term Incentive Plan, as amended (the “Plan”), to certain employees of Bold. Each EEH Unit held by Bold Holdings or its permitted transferees, together with one share of Class B Common Stock, are convertible into Class A Common Stock on a one-for-one basis.

The Transaction closed on May 9, 2017 and Bold Holdings owned approximately 61.4% of the outstanding shares of Class A Common Stock, on a fully diluted, as converted basis. The EEH Units and the shares of Class B Common Stock issued to Bold Holdings were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but were issued by EEH and Earthstone in reliance on the exemption provided under Section 4(a)(2) of the Securities Act.

The Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ESTE.” The closing sale price of the Common Stock on May 9, 2017 was $13.58 per share.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, give effect to the Transaction as if it had occurred on January 1, 2017, the beginning of the earliest period presented.

The unaudited pro forma condensed combined statement of operations reflects pro forma adjustments based on available information and certain assumptions that Earthstone believes are reasonable which include the following:

•	Earthstone’s acquisition of Bold has been accounted for using the acquisition method of accounting for business combinations;
•

Depreciation, depletion and amortization and accretion expense are adjusted due to the fair value adjustments to oil and gas properties and asset retirement obligations in connection with the Transaction; and

•	Estimated tax impacts of the pro forma adjustments.

Assumptions and estimates underlying the pro forma adjustments are more fully described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined statement of operations.

The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2017 has been derived from the historical unaudited condensed consolidated statement of operations for the six months ended June 30, 2017 of the Company, which are included in the Company’s Quarterly report on Form 10-Q for the period ended June 30, 2017 filed with the Securities and Exchange Commission (the “SEC”) on August 9, 2017; and the unaudited historical consolidated statement of operations of Bold for the period January 1, 2017 through May 8, 2017.

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EARTHSTONE ENERGY, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2017

(In thousands, except share and per share amounts)

	Earthstone Historical	Bold Historical January 1, 2017 through May 8, 2017	Pro Forma Adjustments	Notes	Earthstone Pro Forma Combined
REVENUES
Oil	$34,082	$23,183	$—		$57,265
Natural gas and natural gas liquids	7,038	3,607	—		10,645
Total revenues	41,120	26,790	—		67,910

OPERATING COSTS AND EXPENSES
Lease operating expense	9,582	1,920	—		11,502
Severance taxes	2,117	1,335	—		3,452
Impairment expense	66,648	800	—		67,448
Depreciation, depletion and amortization	17,928	7,271	(1,918)	(a)	23,281
General and administrative expense	9,230	2,383	—		11,613
Stock-based compensation	2,958	—	—		2,958
Transaction costs	4,567	—	(4,567)	(b)	—
Accretion of asset retirement obligation	306	—	—		306
Exploration expense	1	—	—		1
Total operating costs and expenses	113,337	13,709	(6,485)		120,561

Gain on sale of oil and gas properties	1,691	—	—		1,691

(Loss) income from operations	(70,526)	13,081	6,485		(50,960)

OTHER INCOME (EXPENSE)					—
Interest expense, net	(970)	(712)	—		(1,682)
Write-off of deferred financing costs	(526)	—	—		(526)
Gain on derivative contracts, net	7,800	—	—		7,800
Other income, net	32	—	—		32
Total other income (expense)	6,336	(712)	—		5,624

(Loss) income before income taxes	(64,190)	12,369	6,485		(45,336)
Income tax benefit	9,952	—	—		9,952
Net (loss) income	$(54,238)	$12,369	$6,485		$(35,384)

Net loss attributable to noncontrolling interests	(37,844)	—	16,054	(c)	(21,790)
Net (loss) income attributable to Earthstone Energy, Inc. common stockholders	$(16,394)	$12,369	$(9,569)		$(13,594)

Net loss per common share:
Basic and diluted	$(0.73)				$(0.60)

Weighted average common shares outstanding:
Basic and diluted	22,503,750		106,077	(d)	22,609,827

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Statement of Operations

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EARTHSTONE ENERGY, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

Note 1.  Basis of Presentation

Financial Accounting Standards Board (“FASB”)’s Accounting Standards Codification (“ASC”) 805, Business Combinations (“ASC 805”), requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values, as determined in accordance with ASC 820, Fair Value Measurements, as of the acquisition date. In addition, the applicable accounting literature requires that consideration transferred be measured at the closing date of the acquisition, which may be different than the amount of consideration assumed in this unaudited pro forma condensed combined financial information.

The historical consolidated statement of operations has been adjusted in the unaudited pro forma condensed combined statement of operations to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the pro forma condensed combined statements of operations expected to have a continuing impact on the consolidated results following the business combination. The pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions that Earthstone believes are reasonable; however, actual results may differ from those reflected in this statement. The unaudited pro forma condensed combined statement of operations does not purport to represent what Earthstone’s results of operations would have been if the Transaction had occurred on the date indicated above, nor are they indicative of Earthstone’s future results of operations. Certain information normally included in financial statements and the accompanying notes prepared has been condensed or omitted. This unaudited pro forma condensed combined statement of operations should be read in conjunction with the historical financial statements and related notes of Earthstone and Bold.

Under the acquisition method of accounting for business combinations, the results of operations of Bold will be reflected in the financial statements and reported results of operations of Earthstone from the date of the completion of the acquisition and Earthstone’s financial statements will not be retroactively restated to reflect the historical financial position or results of operations of Bold.

Note 2. Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations

The following adjustments were made in the preparation of the unaudited pro forma condensed combined statement of operations six months ended June 30, 2017:

(a)

Adjustment to reflect the decreased depreciation, depletion and amortization expense that would have been recorded with respect to the Bold properties, had the Transaction occurred on January 1, 2017 and the properties were adjusted to estimated fair value.

(b)

Adjustment to reflect the elimination of non-recurring transaction costs for the six months ended June 30, 2017 that were directly related to the Transaction and are not expected to have a continuing impact.

(c)	The noncontrolling interest for the six months ended June 30, 2017 was 61.6%.

(d)

Adjustment to reflect the weighted average effect of the May 9, 2017 issuance of 150,000 shares of Class A Common Stock to certain employees of Bold pursuant to the Contribution Agreement assuming issuance on January 1, 2017.

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